Intangible assets	12 Months Ended
Mar. 31, 2016
Intangible assets
Intangible assets

16.   Intangible assets

	As of March 31,
	2015	2016
	(in millions of RMB)
Non-compete agreements	3,630	4,284
Developed technology and patents	3,331	3,652
Trade names, trademarks and domain names	2,007	2,222
User base and customer relationships	855	1,234
Licenses and copyrights and others	295	787
Less: accumulated amortization and impairment	(3,543)	(6,809)

Net book value	6,575	5,370

Amortization expenses for the years ended March 31, 2014, 2015 and 2016 amounted to RMB315 million, RMB2,089 million and RMB2,931 million, respectively. During the same periods, no impairment charge was recognized in the consolidated income statements.

The estimated aggregate amortization expenses for each of the five succeeding fiscal years and thereafter are as follows:

Amounts
(in millions of RMB)
For the year ending March 31,
2017	3,103
2018	1,734
2019	449
2020	71
2021	8
Thereafter	5

5,370